UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2012

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) of Sunrise Senior Living, Inc. (the “Company”) held on May 2, 2012, the Company’s stockholders approved a 3,000,000 share increase in the shares available for issuance under the Company’s 2008 Omnibus Incentive Plan, as amended (the “2008 Plan”), and re-approved the material terms relating to performance-based compensation. For information regarding the 2008 Plan, as amended, and 2012-2014 performance units and restricted stock units granted to the Company’s named executive officers, please refer to the Company’s definitive proxy statement for its 2012 Annual Meeting as filed with the SEC on March 23, 2012.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2012, the Company held its 2012 Annual Meeting. The matters considered and voted upon at the 2012 Annual Meeting consisted of:

•	The election of seven directors for one-year terms expiring at the 2013 annual meeting;

•	Approval of a 3,000,000 share increase in the shares available for issuance under the 2008 Plan and re-approval of the material terms relating to performance-based compensation;

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2012;

•	An advisory vote to approve executive compensation; and

•	A stockholder proposal regarding reports on political contributions.

There were a total of 57,799,698 shares of Company common stock outstanding on March 9, 2012, the voting record date for the 2012 Annual Meeting. Of these, 51,233,130 shares were present in person or by proxy at the 2012 Annual Meeting, which constituted a quorum. Each of the nominees for election as a director was elected and each of the other matters voted on at the 2012 Annual Meeting was approved except for the stockholder proposal.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter, as applicable, are set forth below.

1. Election of Directors

Director	For	Withheld	Broker Non-Votes

Glyn F. Aeppel	38,471,784	411,723	12,349,623
Thomas J. Donohue	38,278,281	605,226	12,349,623
Stephen D. Harlan	38,495,519	387,988	12,349,623
Paul J. Klaassen	37,993,677	889,830	12,349,623
Lynn Krominga	38,500,658	382,849	12,349,623
William G. Little	38,435,107	448,400	12,349,623
Mark S. Ordan	38,321,191	562,316	12,349,623

	For	Against	Abstentions	Broker Non-Votes

2. Approval of 3,000,000 Share Increase in the Shares Available for Issuance under the 2008 Plan and Re-Approval of the Material Terms Relating to Performance-Based Compensation	33,043,013	5,788,671	51,822	12,349,623

	For	Against	Abstentions

3. Ratification of the Appointment of Ernst & Young LLP	50,446,880	483,472	302,778

	For	Against	Abstentions	Broker Non-Votes

4. Advisory Vote to Approve Executive Compensation	35,211,856	444,346	3,227,304	12,349,623

	For	Against	Abstentions	Broker Non-Votes

5. Stockholder Proposal Regarding Reports on Political Contributions	3,869,398	26,181,530	8,832,578	12,349,623

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: May 3, 2012	By:	/s/ Mark S. Ordan
		Name:	Mark S. Ordan
		Title:	Chief Executive Officer